UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
________________________

FORM 8-K
________________________

CURRENT REPORT
Pursuant To Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 18, 2008

LEARNING PRIORITY, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-29953	95-4562316
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

605 Warwick Avenue #4 Thousand Oaks, CA. 91360	91360
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(805) 449-1614

________________________________________________________
(Former Name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13-e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Except as otherwise required by the context, all references in this report to "we", "us”, "our", “Learning Priority”, “LRNP” or "Company" refer to Learning Priority, Inc., a Nevada corporation.

FORWARD LOOKING STATEMENTS

This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant’s management as well as estimates and assumptions made by Registrant’s management. When used in the filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to Registrant or Registrant’s management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant’s industry, Registrant’s operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

Item

On November 1st, 2008 the Learning Priority Board of Directors, pursuant to N.R.S. 78.315, unanimously approved the below actions:

(i)  Effective on November 1st, 2008 Standard Registrar & Transfer Company, Inc. located at 12528 South 1840 East, Draper, Utah, 84020 has been terminated as our transfer agent ; (ii)  Effective on November 1st, 2008 the Employment agreement with Ian Rescigno dated August 1st, 2007 has been extended and shall expire on December 31, 2018; (iii)  Effective on November 1st, 2008 the Registered Agent for the Company is located at 605 Warwick Avenue #4, Thousand Oaks, CA 91360; and (iv)  Effective on November 1st, 2008 the Company issued to Ian Rescigno 2,015,342,323 shares of Common Stock.  As of November 1, 2008 the Company had 2,016,061,636 authorized and issued and outstanding shares of Common Stock.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Title of Document	Location
10.1	Employment agreement with Ian Rescigno dated August 1st, 2007	Incorporated by reference as Exhibit 10.1 to Form 8-K filed on 10/3/2007

SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LEARNING PRIORITY, INC.

Date: November 24, 2008	By:	/s/ Ian Rescigno
IAN RESCIGNO
Title: Chief Executive Officer (Principal Executive Officer and Authorized Signatory)